股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

Exhibit 10.7

AMENDED AND RESTATED SHARE PLEDGE AGREEMENT

股权质押协议修改和重述

This Amended And Restated Share Pledge Agreement (hereinafter “this Agreement”) is entered into in Beijing, the People’s Republic of China (“China”) on the day of January 6, 2011 by the following parties:
本股权质押协议(以下简称“本协议”)由下列各方(以下简称“协议各方”)于2011年1月6日在中国北京签订：

Party A：Beijing Qingyuan Hengchang Consulting Co., Ltd.
甲方：北京青源恒昌咨询有限公司
Address：Room 1004, 10th Floor, Building 9, No.1 Zhongguancun East Road, Haidian District, Beijing
地址：北京市海淀区中关村东路1号院9号楼10层1004室

Party B：(hereafter referred to as “Pledgors”)

乙方：（以下简称“出质人”）

Zhang Dingyou张丁友
ID（身份证号码）：
Address（联系地址）：

Yuan Mingxia 袁明霞
ID（身份证号码）：
Address（联系地址）：

Party C：Shandong Qingyuan Beer Co., Ltd. (hereafter referred to as “Beer” or “the Company”)
丙方：山东青源啤酒有限公司（以下称“青源啤酒”）
Address：Linpan Industry Park, Linyi County, Shandong Province, P.R.C
地址：临邑临盘工业园

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

WHEREAS：
鉴于：

1.	The Party A, the Pledgee, is a wholly-owned foreign enterprise registered in Beijing, the People’s Republic of China (hereinafter “PRC”)
甲方/质权人系一家在中华人民共和国境内注册合法成立并有效存续的外商独资企业。

2.
Party C is a company registered in accordance with the laws and regulations of PRC. Party C was established on December 16, 2005, in which Linyi Hengchang Brewer’s Malt Co., Ltd. (“Malt”) owned 66.8% equity interests of the Company, Zhang Dingyou owned 16.6% equity interests of the Company and Yuan Mingxia owned 16.6% equity interests of the Company before January 6, 2011. On January 6, 2011, Malt transferred the 66.8% equity interests of the Company to Mr. Zhang Dingyou and as a result, the Pledgor, Zhang Dingyou owns 83.4％ equity interests of the Company and the Pledgor, Yuan Mingxia owns 16.6% equity interests of the Company at present.

丙方是一家在中国注册成立的有限责任公司。丙方成立于2005年12月16日，2011年1月6日前，临邑恒昌啤酒麦芽有限公司（以下简称“恒昌麦芽”）持有其66.8%股权，张丁友持有其16.6％股权，袁明霞持有其16.6%股权。2011年1月6日，恒昌麦芽将其持有的66.8%的公司股权转让给张丁友，因此，目前，出质人张丁友持有公司83.3％股权，出质人袁明霞持有公司16.7%股权。

3.	Party A, B and C executed an Exclusive Technology and Business Consulting Service Agreement, an Amended and Restated Call Option Agreement and an Amended and Restated Proxy Agreement.
质权人、出质人各方与丙方已签订《独家技术咨询和服务协议》、《股权转让期权协议修改和重述》以及《股东表决权委托协议修改和重述》。

4.
In order to ensure that Pledgors will perform their obligations under the Exclusive Technology and Business Consulting Service Agreement and the Pledgee can normally collect the Technology Consulting Service Fees(“Service Fee”) from the Pledgors, the Pledgors agree to pledge all their equity interests in Party C as a securities for the performance of the obligations under Amended and Restated Call Option Agreement, Amended and Restated Proxy Agreement and payments of the Service Fees under the Exclusive Technology and Business Consulting Service Agreement.

为了保证质权人从出质人所拥有的丙方的正常收取独家技术服务与商业咨询协议项下的服务费（“服务费”），以及保证《独家技术服务与商业咨询协议》、《股权转让期权协议修改和重述》以及《投票权委托协议修改和重述》的履行，出质人分别及共同以其在丙方中拥有的全部股权作为前述协议的质押担保，质权人为甲方。

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

5.
Party A, B and C has ever entered into a Share Pledge Agreement（“Share Pledge Agreement”） dated June 26, 2010. The parties shall enter into this Amended and Restated Share Pledge Agreement since the shareholders of the Company have been changed as mentioned before.

质权人、出质人各方与丙方曾于2010年6月26日签订股权质押协议（“原协议”），因公司股东发生上述变更，各方需签署本股权质押协议修改和重述。

NOW THEREFORE, the Pledgee and the Pledgors through mutual negotiations hereby enter into this Agreement based upon the following terms:
据此，协议各方经过友好协商，本着平等互利的原则，达成如下协议以资遵守：

1.	Definition
定义

Unless otherwise provided in this Agreement, the following terms shall have the following meanings:
除非本协议另有规定，下列词语应按如下定义解释：

1.1	“Pledge”: refers to the full content of Article 2 hereunder.
质权：指本协议第二条所列的全部内容。

1.2	“Equity Interest”: refers to all the equity interest in the Company legally held by the Pledgors.
股权：指出质人共同合法持有的其在丙方的100%股权以及基于该等股权而享有的所有现时和将来的权利和利益。

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

1.3	“Principal Agreements”: refers to Exclusive Technology and Business Consulting Service Agreement, Amended and Restated Call Option Agreement and the Amended and Restated Proxy Agreement.
各协议：指《独家技术服务与商业咨询协议》、《股权转让期权协议修改和重述》以及《投票权委托协议修改和重述》。

1.4	“Event of Default”: refers to any event in accordance with Article 7.1 hereunder.
违约事件：指本协议第7.1条所列的任何情况。

1.5	“Notice of Default”: refers to the notice of default issued by the Pledgee in accordance with this Agreement.
违约通知：指质权人根据本协议发出的宣布违约事件的通知。

2.	Pledge
质押

2.1	The Pledgors agree to pledge their equity interests in the Company to the Pledgee as securities for their obligations under the Principal Agreements.
出质人以其在丙方中拥有的全部股权质押给质权人，作为各协议项下质权人权益的担保。

2.2	The scope of the Pledge under this Agreement covers the obligations of the Pledgors under Principal Agreements and any fees.
本协议项下股权质押所担保的范围为出质人在各协议项下所应当向质权人承担的各项义务及由此产生的任何费用。

2.3
Pledge under this Agreement refers to the rights owned by the Pledgee, who shall be entitled to a priority in receiving payment by the evaluation or proceeds from the auction or sale of the equity interest pledged by the Pledgors to the Pledgee.

本协议项下的质权是指质权人所享有的，以折价、拍卖、变卖出质人质押给质权人的股权而所得价款优先受偿的权利。

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

2.4
Without other written consent of the Pledgee, Pledge shall take effect until the obligations under the Principal Agreements will have been fulfilled. If Party C or the Pledgors cannot fulfill all or part of the obligations under the Principal Agreements at the time the term of those agreements expires, the Pledgee shall be still entitled to the pledge under this Agreement, until all the above said obligations has been fulfilled.

除非本协议生效后质权人另行明确书面同意，否则，仅当丙方及出质人已适当地履行完毕其在各协议项下的全部义务，本协议项下的质押方可解除。若丙方或出质人在各协议规定的期限届满时，仍未完全履行其在该等协议项下义务的全部或任何部分，质权人仍享有本协议所规定的质权，直至上述有关义务和责任完全履行完毕。

3.	Effectiveness and Term
生效

3.1	The Agreement is effective as of the date first set forth above.
本协议于文首所列日期生效。

3.2
During the term of the Pledge, the Pledgee shall be entitled to dispose of the pledged assets in accordance with this Agreement in the event that Pledgors do not perform their obligation under the Principal Agreements and Party C fails to pay Service Fee in accordance with the Exclusive Technology and Business Consulting Service Agreement.

质押过程中，如丙方未按独家技术服务和商业咨询协议交付服务费，或未履行各协议项下的任何条款，质权人有权按本协议的规定行使质权。

4.	Physical Possession of the Documents
质权凭证的占有和保管

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

4.1
During the term of Pledge under this Agreement, the Pledgors shall deliver the physical possession of the Name List of Shareholder of Beer to the Pledgee within Five(5) days as of the date of conclusion of this Agreement.

出质人应在本协议的签订后五(5)日内将本协议所约定的出质事项记载于丙方股东名册，并交付甲方。

4.2	If any information on the certificate of pledge has changed, the Pledgors and the Pledgee shall revise the information on the certificate within Five(5) days as of the date of this Agreement.
质押记载事项发生变化，依法需进行变更记载的，质权人与出质人应在记载事项变更之日起五(5)个工作日内作相应变更记载。

4.3	The Pledgee shall be entitled to collect the dividends for the equity interest.
股权质押期间，质权人有权收取丙方分配的红利。

5.	Representation and Warranty of Pledgors
出质人的声明和保证

The Pledgor represents and warrants as the following, and confirms that the Pledgee signs and performs this Agreement depending on the following representations and warranties:
出质人在签署本协议时向质权人做出如下陈述与保证，并确认质权人系依赖于该等陈述与保证而签署和履行本协议：

5.1	The Pledgors are the legal owners of the equity interest pledged.
出质人合法持有本协议项下的股权。

5.2	The Pledgors do not pledge the equity interest or the equity interest is not encumbered to any other person except for the Pledgee.
除质权人外，出质人不将股权质押给任何第三方，并不应有来自任何其他方的干预。

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

6.	Promises of Pledgors
出质人的承诺

6.1	During the effective term of this Agreement, the Pledgors promise to the Pledgee for its benefit that the Pledgors shall:
在本协议存续期间，出质人向质权人承诺，出质人将：

6.1.1
Not transfer or assign the equity interest, create or permit to create any pledges which may have an adverse effect on the rights or benefits of the Pledgee without prior written consent from the Pledgee;

未经质权人事先书面同意，不得转让股权，不得设立或允许存在任何可能影响质权人权利和利益的质押等任何其他权利负担或任何形式的第三人担保权益；

6.1.2
Comply with and implement laws and regulations with respect to the pledge of rights; present to the Pledgee the notices, orders or suggestions with respect to the Pledge issued or made by the competent authority within Five(5) days upon receiving such notices, orders or suggestions; and comply with such notices, orders or suggestions; or object to the foregoing matters at the reasonable request of the Pledgee or with consent from the Pledgee;

遵守并执行所有有关适用的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五(5)个工作日内向质权人出示上述通知、指令或建议，并按照质权人的合理指示作出行动；

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

6.1.3
Timely notify the Pledgee of any events or any received notices which may affect the Pledgor’s equity interest or any part of its right, and any events or any received notices which may change the Pledgor’s any warranty and obligation under this Agreement or affect the Pledgor’s performance of its obligations under this Agreement.

将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何义务、或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的相关通知及时通知质权人，并按照质权人的合理指示作出行动。

6.2
The Pledgors agree that the Pledgee’s right to the Pledge obtained from this Agreement shall not be suspended or inhibited by any legal procedure launched by the Pledgor or any successors of the Pledgor or any person authorized by the Pledgor or any such other person.

出质人同意，质权人按本协议之条款行使质权人的权利，不应受到出质人或出质人的承继人或受让人或任何其他人的中断或妨害。

6.3
The Pledgors promise to the Pledgee that in order to protect or perfect the security for the performance of Principal Agreements, the Pledgors shall execute in good faith and cause other parties who have interests in the pledge to execute all the title certificates, contracts, and perform actions and cause other parties who have interests to take action, as required by the Pledgee; and make access to exercise the rights and authorization vested in the Pledgee under this Agreement.

出质人向质权人保证，为保护或完善本协议对各协议项下出质人和/或丙方义务的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约、和履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为质权人行使质权提供便利。

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

6.4
The Pledgors promise to the Pledgee that they will comply with and perform all the guarantees, covenants, warranties, representations and conditions for the benefits of the Pledgee. The Pledgors shall compensate all the losses suffered by the Pledgee for the reasons that the Pledgors do not perform or fully perform their guarantees, covenants, warranties, representations and conditions.

出质人向质权人保证，为了质权人的利益，出质人将遵守、履行所有的保证、约定、承诺、声明及条件。出质人应为其未履行其保证、承诺、约定、承诺、声明和条件，补偿质权人所遭受的一切损失。

7.	Event Of Default
违约事件

7.1	The following events shall be regarded as the events of default:
下列事项均被视为违约事件：

7.1.1	Beer, its successors and assignees fail to make full payment as scheduled under Principal Agreements;
丙方或其承继人或受让人未能按期足额支付各协议项下的任何应付款项；

7.1.2	The Pledgor makes any material misleading or mistaken representations or warranties under Article 5 and 6 herein, and/or the Pledgor breaches any warranties under Article 5 and 6 herein;
出质人在本协议第5条、第6条所作的任何声明或承诺有实质性的误导或错误，和/或出质人违反本协议第5条、第6条的承诺；

7.1.3	The Pledgor breaches the term or condition herein;
出质人严重违反本协议的任何条款；

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

7.1.4	Except that in 6.1.1, the Pledgor waives the pledged equity interest or transfers or assigns the pledged equity interest without prior written consent from the Pledgee;
除本协议第6.1.1款的约定外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让出质的股权。

7.2
The Pledgor shall immediately give a written notice to the Pledgee if the Pledgor is aware of or find that any event under Article 7.1 herein or any event that may result in the foregoing events has happened or is going on.

如知道或发现上述第7.1款所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

7.3
Unless the event of default under Article 7.1 herein has been solved to the Pledgee’s satisfaction, the Pledgee, at any time when the event of default happens or thereafter, may give a written notice of default to the Pledgor and require the Pledgor to immediately make full payment of the outstanding Service Fee under the Exclusive Technology and Business Consulting Service Agreement and other payables or exercise the Pledge right in accordance with Article 8 herein.

除非本第7.1款所列的违约事项已在质权人感到满意的情况下获得完满解决，否则质权人可在出质人违约事项发生时或发生后的任何时间以书面形式向出质人发出违约通知，要求出质人和/或丙方立即支付独家技术服务与商业咨询协议项下的服务费及其他应付款项，或者按本协议第8条的规定行使质权。

8.	Exercise of the Pledge
质权的行使

8.1
The Pledgor shall not transfer or assign the equity interest without prior written approval from the Pledgee prior to the full repayment and/or fulfill all or part of the obligations under the Principal Agreements.

在各协议项下的费用和/或义务尚未全部履行前，未经质权人书面同意，出质人不得转让股权。

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

8.2	The Pledgee shall give a notice of default to the Pledgors when the Pledgee exercises the right of pledge according to 7.3 of this Agreement.
质权人行使质权时应按照本协议第7.3款的规定向出质人发出违约通知。

8.3	Subject to Article 7.3, the Pledgee may exercise the right of pledge at any time when the Pledgee gives a notice of default in accordance with Article 7.3 or thereafter.
受限于第7.3款的规定，质权人可在按第7.3款发出违约通知之后的任何时间里行使质权。

8.4
The Pledgee is entitled to a priority in receiving payment by the evaluation or proceeds from the auction or sale of whole or part of the equity interest pledged herein in accordance with legal procedure until the unpaid Service Fee under the Exclusive Technology and Business Consulting Service Agreement, the outstanding debt and all other payables of Pledgors under Principal Agreements are repaid.

质权人有权按照法定程序以本协议项下的全部或部分股权折价，或以拍卖、变卖该股权的价款优先受偿，直到将各协议项下的未支付的服务费、借款和其他一切应付款项抵偿完毕、以及各协议全部履行完毕。

8.5	The Pledgors shall not hinder the Pledgee from exercising the right of pledge in accordance with this Agreement and shall give necessary assistance so that the Pledgee could realize his Pledge.
质权人依照本协议行使质权时，出质人不得设置障碍，并应予以必要的协助，以使质权人实现其质权。

9.	Assignment
转让

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

9.1	The Pledgors shall not donate or transfer its rights and obligations herein without prior consent from the Pledgee.
除非经质权人事先书面明确同意，出质人无权向第三方转让其在本协议项下的任何权利和/或义务。

9.2
The Pledgee may transfer or assign his all or any rights and obligations under the Principal Agreements to any individual specified by it (natural person or legal entity) at any time. In this case, the assignee shall enjoy and undertake the same rights and obligations herein of the Pledgee as if the assignee is a party hereto. When the Pledgee transfers or assigns the rights and obligations under the Principal Agreements, and such transfer shall only be subject to a written notice serviced to Pledgors, and at the request of the Pledgee, the Pledgors shall execute the relevant agreements and/or documents with respect to such transfer or assignment.

质权人可以在任何时候将其在各协议项下的全部或任何权利和义务转让给其指定的任何第三方，在这种情况下，受让人应享有和承担本协议项下质权人享有和承担的权利和义务。质权人转让各协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

9.2	After the Pledgee’s change resulting from the transfer or assignment, the new parties to the pledge shall execute a new pledge contract.
因转让所导致的质权人变更后，新质押双方应重新签订质押协议。

10.	Miscellaneous
其他事项

10.1	This Agreement shall be executed in Four(4) original copies and is hold respectively by each Party, and each original copy has the same legal effect.
本协议正本一式四(4)份，本协议之各方当事人各执一(1)份，每份具有同
等效力。

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

10.2	The execution, validity, interpretation, performance, amendment, termination and the dispute resolution of this Agreement are governed by the laws of PRC.
本协议的订立、生效、解释、履行、修改、终止和争议解决均适用中国法律。

10.3	This Agreement is written in English and Chinese. In the event of any discrepancy between these two versions, the Chinese version shall prevail.
本协议以中文和英文书就，如果中英文版本出现分歧，应以中文版本为准。

10.4
The Parties shall strive to settle any dispute, conflicts, or compensation claims arising from the interpretation or performance (including any issue relating to the existence, validity and termination) in connection with this Agreement through friendly consultation. In case no settlement can be reached within  Thirty (30) day after one party ask for the settlement, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules in Beijing. The arbitration award shall be final and conclusive and binding upon the Parties.

本协议项下发生的及与本协议解释或履行（包括对本协议存在、效力和终止）有关的任何争议、冲突或索赔要求应由各方友好协商解决，如一方提出解决后三十(30)天内各方无法达成一致意见的，则任何一方有权将该争议应提交中国国际经济贸易仲裁委员会，依据该委员会的仲裁规则在北京市进行仲裁，仲裁的结果是终局性的，对各方均有约束力。

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

10.5
Any right, power or remedy granted to a party by one term of this Agreement does not exclude the party from any right, power or remedy granted by other terms or laws and regulations. And one party’s performance of its right, power and remedy does not exclude the party from performing other right, power and remedy.

本协议任何条款赋予各方的任何权利、权力和补救并不能排除该方依据法律规定及本协议项下其它条款所享有的其它任何权利、权力或补救，且一方对其权利、权力和补救的行使并不排除该方对其享有的其它权利、权力和补救的行使。

10.6
No failure or delay by any Party in exercising any right or remedy provided by law or under this Agreement shall impair such right or remedy or operate or be construed as a waiver or variation of it or preclude its exercise at any subsequent time and no single or partial exercise of any such right or remedy shall preclude any other or further exercise of it or the exercise of any other right or remedy.

一方不行使或延迟行使其根据本协议或法律享有的任何权利、权力和补救将不会导致对该等权利的放弃，并且，任何单个或部分该方权利的放弃亦不排除该方对该等权利以其他方式的行使以及其他该方权利的行使。

10.7	The headings are for convenience and under no circumstances; the headings shall affect the interpretation of the articles of the Agreement.
本协议各条的标题仅为索引而设，在任何情况下，该等标题不得用于或影响对本协议条文的解释。

10.8
This Agreement is severable. If any clause of this Agreement is judged as invalid or non-enforceable according to relevant PRC Laws, such clause shall be deemed invalid only within the applicable area of the PRC Laws, and without affecting other clauses hereof in any way.

本协议的每一条款均可分割且独立于其他每一条款，如果在任何时候根据中国法律，本协议的任何一条或多条条款成为无效、不合法或不能执行，本协议其他条款的有效性、合法性和可执行性并不因此而受到影响。

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

10.9
The Parties may amend and supply this Agreement with a written agreement. The amendment and supplement duly executed by the Parties shall be a part of this Agreement and shall have the same legal effect as this Agreement.

本协议的任何修改、补充必须以书面形式进行，各方签署生效的本协议的修改和补充为本协议的一部分，与本协议具有同等法律效力。

10.10	Without prior written approval of the other Parties, any party can not transfer, pledge or assign any right, benefit and/or obligation under this Agreement.
未经其他方事先书面同意，任何一方不得向任何第三方转让、质押或分配其于本协议下的任何权利、利益及/或义务。

10.11	This Agreement is binding to all the parties herein and their respective lawful successors and assignees.
本协议对各方的合法继受人均具有约束力。

10.12
Each Party, as party to this Agreement and as the respective party to the Proxy Agreement, hereby agrees that this Agreement shall amend, restate, and supersede the Share Pledge Agreement in all respects.

本协议各方及原协议各方同意，本协议在所有方面修订、重申并取代原协议。

[The blank is intently left.]
此处留白

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

The parties hereby sign as the following:
各方签署如下：

PARTY A:
Beijing Qingyuan Hengchang Consulting Co., Ltd.（seal）
甲方：北京青源恒昌咨询有限公司（盖章）

Signature（签署）：/s/ Mark Tang
Legal Representative/Authorized Representative（法定代表人/授权代表）: Mark Tang

PARTY B:
乙方：

Zhang Dingyou张丁友
Signature（签署）：/s/ Zhang Dingyou

Yuan Mingxia袁明霞
Signature（签署）：/s/ Yuan Mingxia

PARTY C:
Shandong Qingyuan Beer Co., Ltd.（seal）
山东青源啤酒有限公司（盖章）

Signature（签署）：/s/Yuan Mingxia
Legal Representative/Authorized Representative（法定代表人/授权代表）: Yuan Mingxia

股权质押协议修改和重述	Amended And Restated Share Pledge Agreement

Appendix  Name List of Shareholder of Party C
附件 丙方股东名册

Shandong Qingyuan Beer Co., Ltd.
Name List of Shareholder
As of January 6, 2011

山东青源啤酒有限公司股东名册
截至2011年1月6日

Shareholder 股东名称	Capital Contribution(RMB) 出资额(人民币)	Percentage 出资比例
Zhang Dingyou（张丁友）	25,000,000	83.3％
Yuan Mingxia（袁明霞）	5,000,000	16.7％

Seal（盖章）：Shandong Qingyuan Beer Co., Ltd.

Legal Representative（法定代表人）： Yuan Mingxia
Date（日期）：01/06/2011